UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 26, 2010

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of Rosetta Stone Inc. (the “Company”) was held on May 26, 2010 (the “Annual Meeting”).  At the Annual Meeting, the stockholders re-elected the individuals listed below as Class I Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Tom P.H. Adams	14,921,073	26,667	2,809,853
Phillip A. Clough	14,921,280	26,460	2,809,853
John E. Lindahl	14,891,958	55,782	2,809,853

Each Class I Director will serve until the Company’s 2013 annual meeting, or until his successor is duly elected and qualified.

In addition, the following proposals were voted on and approved at our Annual Meeting:

Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2010.

Votes For	Against	Abstain	Broker Non-Votes

17,695,776	58,635	3,182	0

Approve our 2009 Omnibus Incentive Plan.

Votes For	Against	Abstain	Broker Non-Votes

14,211,821	686,890	49,029	2,809,853

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2010

	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	General Counsel and Secretary